UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 23, 2010
_______________________________

MICREL, INCORPORATED
(Exact name of Registrant as Specified in its Charter)

California	001-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131
(Address of Principal Executive Offices)

(408) 944-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Board of Directors of Micrel, Incorporated (the “Company”) determined to terminate the Company’s Rights Agreement.  Accordingly, the Company entered into a Third Amendment, dated as of August 23, 2010 (the “Third Amendment”) to the Rights Agreement, dated as of March 24, 2008 (the “Original Agreement”), as amended by a First Amendment dated as of March 23, 2009 (the “First Amendment”) and by a Second Amendment dated as of March 23, 2010 (the “Second Amendment”) between the Company and Mellon Investor Services LLC, as Rights Agent. The Original Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is referred to as the “Rights Agreement.”  The First Amendment extended the expiration date of the Rights Agreement to March 23, 2010 and the Second Amendment extended the expiration date of the Rights Agreement to March 24, 2011.  The Third Amendment accelerated the expiration date of the Rights Agreement to August 24, 2010.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment which is attached as an exhibit and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 above is incorporated by reference herein.  As a result of the Third Amendment, the outstanding Rights (as defined in the Rights Agreement) under the Rights Agreement expired at the close of business on August 24, 2010 and all Rights Certificates (as defined in the Rights Agreement) became null and void.  The Third Amendment to the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1
Third Amendment to Rights Agreement, dated as of August 23, 2010, between Micrel, Incorporated and Mellon Investor Services LLC, as Rights Agent (amending the Original Agreement, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2008, the First Amendment which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2009, and the Second Amendment which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 25, 2010                                                                MICREL, INCORPORATED

By:           /s/ Clyde R. Wallin
Name:           Clyde R. Wallin
Title:           Vice President, Finance and Chief FinancialOfficer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Third Amendment to Rights Agreement, dated as of August 23, 2010, between Micrel, Incorporated and Mellon Investor Services LLC, as Rights Agent (amending the Original Agreement, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2008, the First Amendment which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2009, and the Second Amendment which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2010).